UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

PULMONX CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39562	77-0424412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chesapeake Drive
Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 364-0400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LUNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 10, 2023, Pulmonx Corporation (the “Company”) issued a press release announcing its preliminary unaudited revenue results for the third fiscal quarter ended September 30, 2023. A copy of the Company’s press release dated October 10, 2023 titled “Pulmonx Announces CFO Transition and Record Preliminary Third Quarter 2023 Revenue” is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including the exhibit hereto) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On October 6, 2023, Derrick Sung, Ph.D., Chief Financial Officer of the Company, stepped down from his position, effective October 10, 2023 (the “Effective Date”), to pursue a new business opportunity. Dr. Sung’s resignation was not due to any disagreement with the Company on any matter, including related to the Company’s operations, policies, practices, financial reporting, or internal controls. In connection with Dr. Sung’s resignation as Chief Financial Officer, John McKune, Vice President, Corporate Controller of the Company, was appointed by the Board of Directors of the Company (the “Board”) to serve as the Interim Chief Financial Officer of the Company, effective as of the Effective Date.

To facilitate a smooth transition as the Board conducts a search for a permanent Chief Financial Officer, Dr. Sung will remain an employee of the Company in an advisory role to the Company’s executive leadership team through October 31, 2023 (the “Separation Date”). In connection with Dr. Sung’s departure from the Company, the Company and Dr. Sung entered into a Consulting Agreement (the “Consulting Agreement”), effective as of November 1, 2023. The Consulting Agreement provides for, among other things, (i) a consulting arrangement whereby Dr. Sung will provide certain consulting services to the Company through March 2, 2024, unless terminated earlier pursuant to the terms of the Consulting Agreement (the “Consulting Period”), and (ii) continued vesting through the Consulting Period of each outstanding equity award held by Dr. Sung as of the Separation Date.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Appointment of Interim Chief Financial Officer

Prior to Mr. McKune’s appointment as Interim Chief Financial Officer of the Company, Mr. McKune, age 48, has served as Vice President, Corporate Controller of the Company since joining the Company in August 2020, and Mr. McKune will continue in this role in addition to serving as Interim Chief Financial Officer. Prior to joining the Company, Mr. McKune served as Vice President, Corporate Controller at Accuray Incorporated, a radiation therapy company, from September 2017 to August 2020. From August 2015 to March 2017, Mr. McKune served as Vice President, Finance and Principal Accounting Officer of Carbylan Therapeutics. From January 2014 to July 2015, Mr. McKune served as Corporate Controller for View Inc., a manufacturer of dynamic glass. From April 2012 to August 2013, Mr. McKune served as Corporate Controller of Conceptus, Inc., which was acquired by Bayer Healthcare. Mr. McKune began his career in public accounting, holding positions of increasing responsibility, most recently serving as an audit manager at PricewaterhouseCoopers, LLP. Mr. McKune holds a B.S. in Accounting from Brigham Young University and has been a California-licensed certified public accountant since 2005.

In connection with Mr. McKune’s appointment as Interim Chief Financial Officer, the Board approved a one-time cash bonus payment in the amount of $75,000 and, subject to Mr. McKune’s continued service through the grant date, Mr. McKune is entitled to a one-time grant of restricted stock units with a grant date fair value of approximately $75,000 (the “RSU Grant”). The RSU Grant will be made under the Company’s 2020 Equity Incentive Plan in accordance with the Company’s standard grant timing. The total number of shares of common stock, 0.001 par value per share, of the Company underlying the RSU Grant will vest on the one-year anniversary of such grant date, subject to Mr. McKune’s continuous service through such vesting date. In addition, the Company has entered into its standard form of indemnification agreement with Mr. McKune, in substantially the form filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (the “SEC”) on September 24, 2020.

The selection of Mr. McKune to serve as Interim Chief Financial Officer of the Company was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. McKune and any director or executive officer of the Company, and there are no transactions between Mr. McKune and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On October 10, 2023, the Company issued a press release announcing its Chief Financial Officer transition, described by Item 5.02 above, and providing a summary of preliminary unaudited revenue results for the third fiscal quarter ended September 30, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated October 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulmonx Corporation

Dated: October 10, 2023	By:	/s/ David Lehman
David Lehman
General Counsel

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